SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               July 24, 2001
                         ------------------------
                     (Date of earliest event reported)


                           Net Perceptions, Inc.
              ----------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        Delaware                         000-25781            41-1844584
---------------------------          -------------------    ---------------
(State or other Jurisdiction of     (Commission File No.)   (IRS Employer
   Incorporation)                                           Identification No.)


             7700 France Avenue South, Edina, Minnesota     55435
          ----------------------------------------------------------
        (Address of principal executive offices, including  zip code)


                               (952) 842-5000
                   --------------------------------------
            (Registrant's telephone number, including area code)


      -------------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)




Item 5.  Other Events.

         Net Perceptions' press release dated July 24, 2001 is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

99.1     Press Release by Net Perceptions, Inc. dated July 24, 2001.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NET PERCEPTIONS, INC.


                                             By:  /s/ Thomas M. Donnelly
                                                 --------------------------
Date:  July 25, 2001                             Thomas M. Donnelly
                                                 Senior Vice President of
                                                 Finance and Administration
                                                 and Chief Financial Officer




                                                               EXHIBIT 99.1


                                  Contact:


Jacqueline Hanson                        Tom Donnelly
Corporate Communications                 Chief Financial Officer
Net Perceptions, Inc.                    Net Perceptions, Inc.
952-842-5063                             952-842-5400
jhanson@netperceptions.com               tdonnelly@netperceptions.com



              Net Perceptions Announces Second Quarter Results

MINNEAPOLIS - Net Perceptions, Inc. (Nasdaq: NETP) today announced revenue of $2.4 million for the quarter ended June 30, 2001, and a loss of $4.9 million, or ($0.18) per share before amortization of goodwill and other intangibles and stock compensation expense. In the same period last year the company reported $12.4 million in revenue and a loss of $4.0 million, or ($0.15) per share. Including amortization of goodwill and other intangibles and stock compensation expense, the company reported a loss of $5.8 million, or ($0.22) per share, compared with a loss of $11.7 million, or ($0.46) per share in the same period last year.

"In my first eight weeks at Net Perceptions, I've met with many customers, prospects and strategic partners. Based on their feedback, it is evident to me that our solutions are delivering significant value to our customers," said Don Peterson, recently appointed Net Perceptions president and CEO. "We clearly need to better leverage this value, and are now aggressively re-examining our business model to address current market conditions and improve our go-to-market strategy. Our objective is a clear path to profitability with an underlying business model that is scalable."

The company anticipates that revenues for the third quarter will be $1.5 to $2.5 million dollars and that pro forma net loss per share will be $0.18 to $0.21 cents per share. Net Perceptions completed the quarter with $81 million in cash and short-term investments. The company maintains its cash use guidance for 2001 at $25 to $30 million, inclusive of payments related to the first quarter restructuring.

About Net Perceptions
Net Perceptions (Nasdaq: NETP) provides intelligent demand generation solutions to multi-channel retailers. Its Retail Revelations suite of software and services measurably improves merchandising, marketing and advertising effectiveness by providing actionable insight into product, promotion and customer interactions. Founded in 1996, Net Perceptions is headquartered in Minneapolis and has offices throughout the United States and in Europe. Customers include market leaders such as Best Buy, Brylane, GUS (Great Universal Stores), JC Penney, Kmart and Tesco. For more information visit http://www.netperceptions.com or call 800-466-0711.

Net Perceptions and the Net Perceptions logo are registered trademarks of Net Perceptions, Inc. All other trademarks are the property of their respective owners. This press release contains "forward-looking statements" within the meaning of the federal securities laws, including statements concerning business strategies and their intended results, and similar statements concerning anticipated future events and expectations that are not historical facts. The forward-looking statements in this press release reflect management's best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Additional information concerning potential factors that could effect future financial results are detailed from time to time in the company's filings with the U.S. Securities and Exchange Commission.


                                                  NET PERCEPTIONS, INC.

                               PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS *
                                   (in thousands, except share and per share amounts)


         =========================================================================================================
                                                          Three Months Ended                     Six Months Ended
                                                                June 30,                              June 30,
         ---------------------------------------------------------------------------------------------------------
                                              2001                2000               2001               2000
------------------------------------------------------------------------------------------------------------------
Revenues:
   Product                             $       386          $    9,508        $     1,394         $   17,032
   Service and maintenance                   2,011               2,894              4,244              4,862
------------------------------------------------------------------------------------------------------------------
         Total revenues                      2,397              12,402              5,638             21,894

Cost of revenues:
   Product                                      43                 220                151                328
   Service and maintenance                   1,216               2,724              3,414              4,533
------------------------------------------------------------------------------------------------------------------
         Total cost of revenues              1,259               2,944              3,565              4,861

Gross margin                                 1,138               9,458              2,073             17,033

Operating expenses:
   Sales and marketing                       3,028               6,278             10,986             12,179
   Research and development                  2,222               4,852              6,186              8,510
   General and administrative                2,120               2,750              4,392              5,009
   Lease abandonment expense                     -                 800                225                800
------------------------------------------------------------------------------------------------------------------
         Total operating expenses            7,370              14,680             21,789             26,498
------------------------------------------------------------------------------------------------------------------

Loss from operations                        (6,232)             (5,222)           (19,716)            (9,465)

Other income, net                            1,295               1,255              2,888              1,905
------------------------------------------------------------------------------------------------------------------
Net loss                               $    (4,937)         $   (3,967)       $   (16,828)        $   (7,560)
------------------------------------------------------------------------------------------------------------------
Net loss per share:

Basic and diluted                      $     (0.18)         $    (0.15)       $     (0.63)        $    (0.31)

Shares used in computing basic
   and diluted netloss per share        26,986,256          25,744,809         26,891,652         24,151,681
------------------------------------------------------------------------------------------------------------------


* Pro Forma Consolidated Statement of Operations excludes stock compensation expense and amortization of acquired intangibles related to the Company's first quarter 2000 acquisition of Knowledge Discovery One
(KD1) of $897 and $8,582 for the three and six months ended June 30, 2001, respectively. In addition, restructuring charges of $13,920 and a $75,298 charge for the impairment of KD1 goodwill and other intangibles were excluded from the six months ended June 30, 2001. For the three and six months ended June 30, 2000, this Pro Forma Statement of Operations excludes stock compensation expense and amortization of acquired intangibles of $7,763 and $11,750, respectively.



                                        NET PERCEPTIONS, INC.

                                CONSOLIDATED CONDENSED BALANCE SHEETS
                                           (in thousands)

=========================================================================================================
                                                                        June 30,         December 31,
                                                                           2001               2000
---------------------------------------------------------------------------------------------------------

Assets
Current assets:
   Cash and cash equivalents                                          $   24,447          $   16,396
   Short-term investments                                                 56,581              52,484
   Accounts receivable, net                                                  936               6,339
   Royalties receivable                                                        -                 671
   Prepaid expenses and other current assets                               3,379               1,839
---------------------------------------------------------------------------------------------------------
         Total current assets                                             85,343              77,729

Marketable securities                                                          -              27,356
Property and equipment, net                                                6,529              12,760
Goodwill & other intangible assets, net                                    8,472              92,194
Other assets                                                               1,363               1,795
---------------------------------------------------------------------------------------------------------
         Total assets                                                  $ 101,707           $ 211,834
---------------------------------------------------------------------------------------------------------

Liabilities and stockholders' equity Current liabilities:
   Accounts payable and accrued expenses                             $     5,264         $     7,040
   Deferred revenue                                                        2,434               3,743
   Accrued restructuring costs                                             8,926                   -
   Current portion of long-term liabilities                                  432                 582
---------------------------------------------------------------------------------------------------------
         Total current liabilities                                        17,056              11,365

Long-term liabilities, net of current portion                                635               1,951
---------------------------------------------------------------------------------------------------------
         Total liabilities                                                17,691              13,316
---------------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
   Common stock                                                                2                   2
   Additional paid-in capital                                            274,725             274,458
   Accumulated other comprehensive income                                    220                 361
   Accumulated deficit                                                  (190,931)            (76,303)
---------------------------------------------------------------------------------------------------------

         Total stockholders' equity                                       84,016             198,518
---------------------------------------------------------------------------------------------------------
                  Total liabilities and stockholders' equity           $ 101,707           $ 211,834
---------------------------------------------------------------------------------------------------------



                                                  NET PERCEPTIONS, INC.

                                     CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (in thousands, except share and per share amounts)

=================================================================================================================================
                                                                     Three Months Ended                     Six Months Ended
                                                                          June 30,                              June 30,
---------------------------------------------------------------------------------------------------------------------------------
                                                                  2001                2000               2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Revenues:
   Product                                                  $      386         $     9,508       $      1,394       $    17,032
   Service and maintenance                                       2,011               2,894              4,244             4,862
---------------------------------------------------------------------------------------------------------------------------------
         Total revenues                                          2,397              12,402              5,638            21,894

Cost of revenues:
   Product                                                          80                 553                521               828
   Service and maintenance                                       1,216               2,724              3,414             4,533
---------------------------------------------------------------------------------------------------------------------------------
         Total cost of revenues                                  1,296               3,277              3,935             5,361

Gross margin                                                     1,101               9,125              1,703            16,533

Operating expenses:
   Sales and marketing                                           3,041               6,354             11,011            12,365
   Research and development                                      2,262               4,928              6,295             8,647
   General and administrative                                    2,129               2,772              4,416             5,053
   Lease abandonment expense                                         -                 800                225               800
   Restructuring charges                                             -                   -             13,920                 -
   Amortization of goodwill and other intangibles                  798               7,256              8,054            10,883
   Impairment of goodwill and other intangibles                      -                   -             75,298                 -
--------------------------------------------------------------------------------------------------------------------------------
         Total operating expenses                                8,230              22,110            119,219            37,748
--------------------------------------------------------------------------------------------------------------------------------

Loss from operations                                            (7,129)            (12,985)          (117,516)          (21,215)

Other income, net                                                1,295               1,255              2,888             1,905
--------------------------------------------------------------------------------------------------------------------------------
Net loss                                                     $  (5,834)         $  (11,730)        $ (114,628)      $   (19,310)
--------------------------------------------------------------------------------------------------------------------------------
Net loss per share:

Basic and diluted                                           $   (0.22)        $     (0.46)      $      (4.26)     $      (0.80)

Shares used in computing basic and
   diluted net loss per share                              26,986,256          25,744,809         26,891,652        24,151,681
--------------------------------------------------------------------------------------------------------------------------------



                               EXHIBIT INDEX


Exhibit       Description
Number

99.1          Press Release by Net Perceptions, Inc. dated July 24, 2001.